UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2002

LIBERTY LIVEWIRE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-1461	13-1679856
(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broadway, Fifth Floor
Santa Monica, CA 90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (310) 434-7000

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.5
Exhibit 99.6

Item 5. Other Events.

     On September 30, 2002, Liberty Livewire Corporation, a Delaware corporation (“Livewire”), received financing in an aggregate amount of $17,298,000 (the “Proceeds”) from Liberty Media Corporation, a Delaware corporation (“Liberty”), pursuant to Supplement No. 3, dated as of August 13, 2002 (“Supplement No. 3”), to that First Amended and Restated Credit Agreement, dated as of December 22, 2000 and as amended, by and between Livewire and Liberty (the “Credit Agreement”). Pursuant to the terms of Supplement No. 3, Liberty provided (i) $11,948,300 of the Proceeds through the purchase of 7,070,000 shares (the “Shares”) of Livewire’s Class B common stock, par value $.01 per share, at a price of $1.69 per share (the “Stock Purchase”) and (ii) $5,349,700 of the Proceeds pursuant to a loan in exchange for a convertible promissory note of Livewire (the “Note”).

     Liberty and Livewire effected the Stock Purchase pursuant to the terms of Supplement No. 3 and a Stock Purchase Agreement, dated as of September 30, 2002 (the “Stock Purchase Agreement”), and the purchase price for the Shares of $1.69 per share was calculated in accordance therewith using the average daily closing price of Livewire’s Class A common stock for the five trading days ending on and including September 26, 2002. Upon the issuance of the Shares, Liberty’s equity ownership in Livewire increased from 88.58% to 90.21%. The voting power of the common stock held by Liberty continues to represent over 99% of the voting power of Livewire’s outstanding common stock.

     Subject to the limitations described below, the principal amount of and any accrued and unpaid interest on the Note is convertible, in accordance with Supplement No. 3 and the Credit Agreement, into Livewire’s Class B common stock at a price of $1.94 per share, which conversion price represents 115% of the average daily closing price of Livewire’s Class A common stock for the five trading days ending on and including September 26, 2002. The Note is convertible at the option of the holder at any time prior to the maturity thereof, subject to the approval of Livewire’s stockholders of the issuance of Livewire’s Class B common stock upon such conversion to the extent such approval is required by the applicable rules of the Nasdaq Stock Market. If not earlier converted, the Note is due and payable on June 30, 2008. Interest accrues on the unpaid principal amount of the Note at a rate of 10% per annum, and is payable on the last business day of each calendar quarter and at maturity in cash, shares of Livewire’s Class B common stock or a combination thereof, subject to the terms contained in the Credit Agreement. To the extent accrued interest on the Note is paid in shares of Livewire’s Class B common stock, such shares will be valued at 95% of the ten day average closing price of the shares of Livewire’s Class A common stock immediately prior to the applicable interest payment date.

     In accordance with Supplement No. 3, Livewire used the Proceeds (i) for the repayment of outstanding principal under the Credit Agreement, dated as of December 22, 2000 as amended, among Livewire, Banc America Securities LLC, as lead arranger and book manager, and the other lenders named therein (ii) for working capital purposes, and (iii) for capital expenditures.

     The foregoing discussion is qualified in its entirety by reference to the complete text of the Credit Agreement (which is incorporated by reference to exhibits 99.1, 99.2 and 99.3 to this report), Supplement No. 3 (which is incorporated by reference to exhibit 99.4 to this report), the Stock Purchase Agreement (which is filed as exhibit 99.5 to this report) and the Note (which is filed as exhibit 99.6 to this report), each of which are hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibits are being filed with this Form 8-K:

99.1	The First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 3 to Livewire’s Current Report on Form 8-K, dated December 22, 2000, and filed with the Securities and

Exchange Commission (the “Commission”) on January 8, 2001, Commission File No. 0-1461).

99.2	Supplement No. 1, dated as of June 28, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.3 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.3	Supplement No. 2, dated as of July 24, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.4 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.4	Supplement No. 3, dated as of August 13, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.5 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.5	Stock Purchase Agreement, dated as of September 30, 2002, by and between Livewire and Liberty.

99.6	Promissory Note, dated September 30, 2002 of Livewire in the original principal amount of $5,349,700.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2002

LIBERTY LIVEWIRE CORPORATION

By:	/s/ William E. Niles

Name: William E. Niles Title: Executive Vice President

EXHIBIT INDEX

Exhibit	Description

The following exhibits are being filed with this Form 8-K:

99.1	The First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 3 to Livewire’s Current Report on Form 8-K, dated December 22, 2000, and filed with the Securities and Exchange Commission (the “Commission”) on January 8, 2001, Commission File No. 0-1461).

99.2	Supplement No. 1, dated as of June 28, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.3 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.3	Supplement No. 2, dated as of July 24, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.4 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.4	Supplement No. 3, dated as of August 13, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, by and between Livewire and Liberty (Incorporated by reference to Exhibit 10.5 to Livewire’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Commission on August 14, 2002, Commission File No. 0-1461).

99.5	Stock Purchase Agreement, dated as of September 30, 2002, by and between Livewire and Liberty.

99.6	Promissory Note, dated September 30, 2002 of Livewire in the original principal amount of $5,349,700.